MANNING & NAPIER FUND, INC.

Supplement dated November 17, 2016 to the Prospectus (the “Prospectus”) dated March 1, 2016 as supplemented March 28, 2016 for the

Tax Managed Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Directors of the Manning & Napier Fund, Inc. (the “Fund”) has voted to terminate the offering of shares of the Tax Managed Series (the “Series”), and has instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, effective November 18, 2016, the Series will close to new investors, and, effective December 12, 2016, the Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders. The Series will redeem all of its outstanding shares on or about February 1, 2017, and distribute the proceeds to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

As Series shareholders redeem shares of the Series between the date of this supplement and the date of the final redemption, and as the Series increases its cash position to facilitate redemptions, the Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Series may not be able to achieve its investment objective during the period between the date of this supplement and the date of the final redemption.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp EXTAX 11/17/2016